UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  August 22, 2006
                                                 (August 17, 2006)

                        Baldwin Technology Company, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-9334                                           13-3258160
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(Commission File Number)                       (IRS Employer Identification No.)


  Two Trap Falls Road, Suite 402, CT                        06484
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(Address of Principal Executive Offices)                  (Zip Code)

                                  203-402-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement
---------       ------------------------------------------

Management Incentive Compensation Plan
--------------------------------------

     On August 16, 2006, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Baldwin Technology Company, Inc. (the "Company") approved, and recommended for approval by the Independent Directors, who on August 16, 2006 approved and recommended for approval by the full Board, which on August 17, 2006 approved, the performance criteria and implementation of the Management Incentive Compensation Plan ("MICP") for the Company's fiscal year ending June 30, 2007 ("FY07").

     The FY07 MICP is similar in operation to the MICP previously filed as
Exhibit 10.54 to the Company's Annual Report on Form 10-K for the year ended June 30, 2002, except that performance measures associated therewith are revised annually by the Committee.

     As described in the Company's proxy statement issued in connection with the annual meeting of shareholders, under the MICP, each executive officer and key manager (a "participant") is eligible to earn cash incentive compensation based on a target bonus percentage of his/her base salary upon the achievement of either corporate consolidated performance targets or the achievement of a combination of corporate consolidated performance targets and local performance objectives. A participant's position with the Company and his/her overall responsibilities in the organization determine the target bonus opportunity percentage and whether his/her objectives are based on the corporate consolidated performance (at 100%) or a combination of corporate (at 50%) and local (at 50%) performance.

     The individual target award opportunities range for MICP participants from 7.5% to 50%, with Gerald A. Nathe, the Company's Chairman and Chief Executive Officer, Karl S. Puehringer, its President and Chief Operating Officer ("COO"), Vijay C. Tharani, its Vice President, Chief Financial Officer and Treasurer, and Shaun J. Kilfoyle, its Vice President, each participating at the 50% bonus level.

     A copy of the FY07 MICP is attached as Exhibit 10.1 to this report and is hereby incorporated herein by this reference.

New Pension Insurance for President and COO
-------------------------------------------

     On August 16, 2006, the Committee approved and recommended for approval by the full Board, which approved on August 17, 2006, the establishment of a pension plan benefit, at Company expense, on behalf of Karl Puehringer, the Company's President and COO, to fill the gap in his contributions to the German Pension System during his absence from Germany.

     At the request of the Company, Mr. Puehringer has recently relocated his residence to the United States and is contributing to the U.S. Social Security plan. However, all contributions will become forfeited if the contributions are not continued for a period of ten (10) years. Therefore, the Board, upon recommendation from the Committee, authorized on August 17th the Company to make a contribution to a private pension plan at the cost of approximately 1,000 EU per month, during the period of time that Mr. Puehringer resides in the United States and is not covered under the German government pension plan and is not eligible to collect a pension under the U.S. Social Security plan.

Compensation of Chairman/Chief Executive Officer
------------------------------------------------

     On August 16, 2006, as part of its annual review of the Chief Executive Officer's compensation, the Committee approved an increase in the compensation of Gerald A. Nathe, the Company's Chairman and Chief Executive Officer, from an annual base salary of $300,000 to $450,000, effective July 1, 2006. In accordance with the Committee's charter, the Independent Directors approved this increase in Mr. Nathe's compensation at its meeting held on August 16th and the Board of Directors approved/ratified the actions of the Committee and the Independent Directors at its meeting held August 17th.

Item 5.02       Departure of Directors or Principal Officers;  Election of
---------       ----------------------------------------------------------
                Directors; Appointment of Principal Officers
                --------------------------------------------

     The Company reported that on August 17, 2006, the Company's Board elected Dr. Frederick James Westlake as a Class III Director of the Company to serve until the 2008 Annual Meeting of stockholders of the Company. Dr. Westlake was also appointed to serve on the Compensation Committee of the Board.

     Dr. Westlake, aged 63, a British citizen, became Chairman and CEO in 1983 of First Technology PLC, a U.K.-based private company that grew to become an international business listed on the London Stock Exchange. The business of that company included automotive safety and sensing. Dr. Westlake resigned from the board when Honeywell Corporation acquired First Technology PLC in March 2006. Prior to establishing First Technology, Dr. Westlake was a lecturer at Imperial College, London University, a guidance system engineer for the NASA Apollo program, an R&D director for British Iron and Steel Corporation, a divisional chief executive of Thorn EMI PLC and a founding partner and executive director of Job Creation Ltd. He received his B.S. degree from Leicester University, a Ph.D. and a Diploma of Imperial College from Imperial College, London University.

     The Company confirms, as required by regulations under the Securities Exchange Act of 1934, that (1) there was no arrangement or understanding between Dr. Westlake and any other person pursuant to which he was elected as a Company Director, and (2) there are no transactions between Dr. Westlake and the Company that would require disclosure under Item 404(a) of Regulation S-K.

     Details of this announcement are contained in the press release of the Company dated August 21, 2006, and filed with this Current Report on Form 8-K as
Exhibit 99.1, which is hereby incorporated herein by this reference.

Item 9.01       Financial Statements and Exhibits
---------       ---------------------------------

       (d)      Exhibits

                10.1 2007 Management Incentive Compensation Plan (filed herewith).

                99.1 Press release entitled "Baldwin Elects New Director" dated August 21, 2006 and issued by the Company on August 21, 2006 (filed herewith).



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                BALDWIN TECHNOLOGY COMPANY, INC.
                                        (Registrant)


                                By:     /s/ Leon Richards
                                    --------------------------------------------
                                    Name:  Leon Richards
                                    Title: Controller (Chief Accounting Officer)




Dated: August 22, 2006







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